UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018

AGENUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Forbes Road

Lexington, MA 02421

(Address of principal executive offices, including zip code)

(781) 674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 3.02 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On October 10, 2018, Agenus Inc. (the “Company”) entered into a Stock Purchase Agreement with certain institutional investors (the “Purchasers”), as identified on Exhibit A to the Stock Purchase Agreement filed herewith, pursuant to which the Company issued and sold an aggregate of 18,459 shares of Series C-1 Convertible Preferred Stock (the “Preferred Shares”), at a purchase price of $2,167 per share. Each Preferred Share is convertible into 1,000 shares of the Company’s common stock (the “Common Stock”) at an initial conversion price of $2.167 per share of Common Stock, which represents a 10% premium over the prior day’s closing price on Nasdaq. The aggregate purchase price to be paid by the Purchasers for the Shares and Preferred Shares was approximately $40,000,000 and the Company expects to receive net proceeds of approximately $39,875,000, after offering expenses. The transaction closed on October 11, 2018.

The Stock Purchase Agreement requires the Company to register the resale of the Common Stock underlying the Preferred Shares (the “Conversion Shares”). The Company is generally required to prepare and file a registration statement with the Securities and Exchange Commission (the “Commission”) as soon as practicable, but in no event later than 30 days of the closing of the offering, and to use commercially reasonable efforts to have the registration statement declared effective within 90 days if there is no review by the Securities and Exchange Commission (but in any event, no later than three business days following the Commission indicating a “no-review” decision on the registration statement), and within 120 days in the event of such review (but in any event, no later than three business days following the Commission indicating that it has no further comments on the registration statement).

The Preferred Shares were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Preferred Shares and Conversion Shares (collectively, the “Securities”) may not be offered or sold in the United States without an effective registration statement or pursuant to an exemption from applicable registration requirements. Neither this Current Report on Form 8-K, nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the Securities.

The Preferred Shares are convertible at the option of the stockholder into the number of shares of Common Stock determined by dividing the stated value of the Preferred Shares being converted by the conversion price of $2.167, subject to adjustment for stock splits, reverse stock splits and similar recapitalization events. The Company will not effect any conversion of the Preferred Shares, and a stockholder shall not have the right to convert any portion of the Preferred Shares, to the extent that, after giving effect to the conversion such stockholder would beneficially own in excess of the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” is 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to a notice of conversion. By written notice to the Company, a Purchaser may from time to time increase or decrease the Beneficial Ownership Limitation percentage not in excess of 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the shares of Common Stock pursuant to a notice of conversion; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The Preferred Shares do not have voting rights. However, as long as any Preferred Shares are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then-outstanding Preferred Shares, (i) alter or change adversely the powers, preferences or rights given to the Preferred Shares or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Company, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Preferred Shares, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue further Preferred Shares or increase or decrease (other than by conversion) the number of authorized Preferred Shares, or (iii) enter into any agreement with respect to any of the foregoing. The Preferred Shares are entitled to receive dividends equal (on an as-if-converted-to-Common-Stock-basis, without regard to the Beneficial Ownership Limitation) to and in the same form, and in the same manner, as dividends (other than dividends in the form of Common Stock) actually paid on shares of Common Stock when, and if paid. In any liquidation or dissolution of the Company, the Preferred Shares are entitled to participate in the distribution of assets, to the extent legally available for distribution, on a pari passu basis with the Common Stock.

The above description of the material terms of the offering is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the private placement described in Item 3.02, the Company’s board of directors approved the Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Convertible Preferred Stock (the “Certificate of Designation”) in the Form attached hereto as Exhibit 3.1. The material terms of the Series C-1 Preferred Stock are described in Item 3.02 and are incorporated herein by reference. The Company filed the Certificate of Designation with the Secretary of State of Delaware on October 10, 2018.

Item 7.01 Regulation FD Disclosure.

The Company’s anticipated corporate transactions and discussions remain on track to be concluded by year end 2018 or earlier.

The information responsive to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Item 7.01 of Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding the status of potential corporate transactions. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, that the Company may not consummate any additional corporate transactions and the factors described under the Risk Factors section of the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Item 7.01 of Current Report on Form 8-K. These statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise the statements, other than to the extent required by law. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Convertible Preferred Stock

10.1	Stock Purchase Agreement, dated October 10, 2018, between the Company and the purchasers listed on Exhibit A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2018	Agenus Inc.

	By:	/s/ Garo H. Armen
Garo H. Armen
Chairman and CEO